                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                      FOR
                           TENDER OF ALL OUTSTANDING
                     9 5/8% SERIES A SENIOR NOTES DUE 2005
                                IN EXCHANGE FOR
                     9 5/8% SERIES B SENIOR NOTES DUE 2005
                                       OF
                         CHESAPEAKE ENERGY CORPORATION

                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
       NEW YORK CITY TIME, ON             , 1998 (THE "EXPIRATION DATE"),
                UNLESS EXTENDED BY CHESAPEAKE ENERGY CORPORATION

                 The Exchange Agent for the Exchange Offer is:

                    UNITED STATES TRUST COMPANY OF NEW YORK

         By Mail:            By Overnight Courier:             By Hand:                By Facsimile:

United States Trust        United States Trust        United States Trust        (212) 420-6152
  Company of New York        Company of New York        Company of New York      (For Eligible Institutions
P.O. Box 844               Corporate Trust Operations 111 Broadway               Only)
Cooper Station               Department               Lower Level
New York, NY 10276-0844    770 Broadway -- 13th Floor New York, NY 10006         Confirm by telephone:
Attention: Corporate Trust New York, NY 10003         Attention: Corporate Trust (800) 548-6565
  Services                                              Services
(registered or certified
mail recommended)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated          ,
1998 (the "Prospectus") of Chesapeake Energy Corporation ("Chesapeake") which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitutes Chesapeake's offer (the "Exchange Offer") to exchange $1,000 in principal amount of a new series of 9 5/8% Series B Senior Notes Due 2005 (the "New Notes") of Chesapeake for each $1,000 in principal amount of outstanding
9 5/8% Series A Senior Notes Due 2005 (the "Old Notes") of Chesapeake. The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Notes will have been registered under the Securities Act of 1933, as amended, and, therefore, will not bear legends restricting the transfer thereof.

     The Exchange Offer is being made pursuant to the Registration Rights Agreement dated as of April 22, 1998 (the "Registration Rights Agreement"), and all Old Notes validly tendered will be accepted for exchange. Any Old Notes not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under the Registration Rights Agreement. Holders electing to have Old Notes exchanged pursuant to the Exchange Offer will be required to surrender such Old Notes, together with the Letter of Transmittal, to the Exchange Agent at the address specified herein prior to the close of business on the Expiration Date. Holders will be entitled to withdraw their election, at any time prior to 5:00 p.m., New York City time on the Expiration Date, by sending to the Exchange Agent at the address specified herein a facsimile transmission or letter setting forth the name of such Holder, the principal amount of Old Notes delivered for exchange and a statement that such Holder is withdrawing this election to have such Old Notes exchanged.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF OLD NOTES TENDERED
------------------------------------------------------------------------------------------------------------------
                                                                                               AGGREGATE PRINCIPAL
                                                            AGGREGATE                            AMOUNT TENDERED
NAME(S) AND ADDRESS(ES)                                 PRINCIPAL AMOUNT        AGGREGATE        IN EXCHANGE FOR
OF REGISTERED HOLDER(S)                CERTIFICATE       REPRESENTED BY     PRINCIPAL AMOUNT    CERTIFICATED NEW
(PLEASE FILL IN)                       NUMBER(S)*           OLD NOTES          TENDERED**           NOTES***
------------------------------------------------------------------------------------------------------------------

                                   ------------------------------------------------------------------------

                                   ------------------------------------------------------------------------

                                   ------------------------------------------------------------------------
                                          TOTAL
------------------------------------------------------------------------------------------------------------------
   * Need not be completed by book-entry holder.
  ** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by Old Notes. See Instruction 2.
 *** Unless otherwise indicated, the holder will be deemed to have tendered Old Notes in exchange for a beneficial interest in one or more fully registered global notes, which will be deposited with, or on behalf of, The
     Depository Trust Company ("DTC") and registered in the name of Cede & Co., its nominee.
------------------------------------------------------------------------------------------------------------------

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder.

     The undersigned has completed the appropriate boxes above and below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     This Letter of Transmittal is to be used either if certificates of Old Notes are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC, pursuant to the procedures set forth in "The Exchange Offer -- Terms of the Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus. Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Terms of the Exchange Offer -- Procedures for Tendering Old Notes." See Instruction 1. Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP") for which the transaction will be eligible. DTC participants should transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message (as defined in the Prospectus) to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED TO THE EXCHANGE AGENT IN EXCHANGE FOR CERTIFICATED NEW NOTES.

     Unless the undersigned (i) has provided information in the last column of the table above entitled "Description of Old Notes Tendered" and (ii) has checked the box above, the undersigned will be deemed to have tendered Old Notes in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Description of Senior Notes -- Book-Entry; Delivery; Form and Transfer" as set forth in the Prospectus.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution ______________    [ ] The Depository Trust Company

Account Number
              ------------------------------------------------------------------

Transaction Code Number
                       ---------------------------------------------------------

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the captions "The Exchange Offer -- Terms of the Exchange Offer -- Procedures for Tendering Old Notes" and "The Exchange Offer -- Terms of the Exchange Offer -- Guaranteed Delivery Procedures."

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):
                             ---------------------------------------------------

Name of Eligible Institution that Guaranteed Delivery:
                                                      --------------------------

Window Ticket Number (if any):
                              --------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

If delivered by book-entry transfer:

                   Account Number __________              Transaction Code Number __________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Chesapeake the above-described principal amount of Old Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Chesapeake all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old

Notes, and that, when the same are accepted for exchange, Chesapeake will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by Chesapeake to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or to transfer ownership of such Old Notes on the account books maintained by DTC.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Chesapeake) as more particularly set forth in the Prospectus, Chesapeake may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     By tendering, each Holder of Old Notes represents to Chesapeake that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is such Holder, (ii) neither the Holder of Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) if the Holder is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, neither the Holder nor any such other person is engaged in or intends to participate in a distribution of the New Notes and
(iv) neither the Holder nor any such other person is an "affiliate" of Chesapeake within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), or, if such Holder is an "affiliate," that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     If the tendering Holder is a broker-dealer (whether or not it is also an "affiliate" of Chesapeake within the meaning of Rule 405 under the Securities
Act) that will receive New Notes for its own account in exchange for Old Notes acquired as a result of market-making or other trading activities (other than Old Notes acquired directly from Chesapeake, or an affiliate of Chesapeake), it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes and will promptly notify Chesapeake when it has disposed of all such New Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes, the undersigned is not deemed to admit that it is an "underwriter' within the meaning of the Securities Act.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER SUBJECT TO A PROSPECTUS DELIVERY REQUIREMENT, AND

[ ] CHECK HERE IF YOU WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO

    Broker-Dealer Name:
                       ---------------------------------------------------------

    Address:
            --------------------------------------------------------------------

     Each Holder, by tendering, also acknowledges and agrees that any Holder using the Exchange Offer to participate in a distribution of the New Notes to be acquired in the Exchange offer (a) could not rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling (available July 2, 1993), and similar no-action letters, and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of New Notes obtained by such holder in exchange for Old Notes acquired by such Holder directly from Chesapeake.

     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned. Tendered Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City Time on the Expiration Date.

     Certificates for all New Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged, in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

     The undersigned recognizes that unless the holder of Old Notes (i) provides information in the last column of the table above entitled "Description of Old Notes Tendered" and (ii) checks the box entitled "Check here if tendered shares of Old Notes are being delivered to the Exchange Agent in exchange for certificated New Notes" above, such holder, when tendering such Old Notes, will be deemed to have tendered such Old Notes in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See, "Description of Senior
Notes -- Book-Entry; Delivery; Form and Transfer" in the Prospectus.

                         TENDERING HOLDER(S) SIGN HERE

--------------------------------------------------------------------------------
                           Signature(s) of Holder(s)

Date:          , 1998

     (Must be signed by registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Old Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.:
                            ----------------------------------------------------

Tax Identification No.:
                       ---------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 3)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Area Code and Telephone No.:
                            ----------------------------------------------------

Dated:
      ------------------------------, 1998

----------------------------------------------------------------------------------------------------------------------
PAYOR'S NAME: CHESAPEAKE ENERGY CORPORATION
----------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                       Name (If joint names, list first and circle the name of the person or entity whose number you enter in Part I below.)
  FORM W-9                         ---------------------------------------------------------------------------------
  Department of the Treasury       Address
  Internal Revenue Service         ---------------------------------------------------------------------------------
                                   City, state and Zip Code
  PAYOR'S REQUEST FOR TAXPAYER     ---------------------------------------------------------------------------------
  IDENTIFICATION NUMBER ("TIN")
  AND CERTIFICATION
                                    PART I -- PLEASE PROVIDE YOUR TAXPAYER       Social Security number or
                                    IDENTIFICATION NUMBER ("TIN") IN THE BOX AT  Employer Identification Number
                                    RIGHT AND CERTIFY BY SIGNING AND DATING
                                    BELOW

                                   ---------------------------------------------------------------------------------
                                    PART II -- If exempt from backup withholding, check the box to the right.
                                    Also provide your TIN in Part I and sign and date this form in Part III.     [ ]
                                   ---------------------------------------------------------------------------------
                                    PART III -- Under penalties of perjury, I certify that:
                                    1. The number shown on this form is my correct taxpayer identification number (or
                                       I am waiting for a number to be issued to me), AND
                                    2. I am not subject to backup withholding: (A) I am exempt from backup withholding; or (B) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding.
                                    CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                    Signature                                         Date
                                              -------------------------------------       -------------------------
----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURE. The Letter of Transmittal is to be used to forward, and must accompany, all certificates representing Old Notes tendered pursuant to the Exchange Offer. Certificates representing the Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes in the Exchange Agent's account at the book-entry transfer facility), as well as a properly completed and duly executed copy of this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

     THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes (or a confirmation of book-entry transfer of Old Notes into the Exchange Agent's account at the book-entry facility) and all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer -- Terms of the Exchange
Offer -- Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telegram or facsimile transmission substantially in the form of the Notice of Guaranteed Delivery available from the Exchange Agent, or an Agent's Message with respect to guaranteed delivery that is accepted by the Exchange Agent, setting forth the name and address of the tendering Holder, the name(s) in which such Old Notes are registered, the principal amount being tendered and (if available) the certificate number(s) of the Old Notes to be tendered; and (iii) all tendered Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Agent's account at DTC) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer -- Terms of the Exchange Offer -- Guaranteed Delivery Procedures."

     A tender will be deemed to have been received as of the date when the tendering Holder's duly signed Letter of Transmittal accompanied by Old Notes (or a timely confirmation of a book-entry transfer of Old Notes into the Exchange Agent's account at the book-entry transfer facility) or a Notice of Guaranteed Delivery from an Eligible Institution is received by the Exchange Agent.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

     2. PARTIAL TENDERS; WITHDRAWALS. Tenders of Old Notes will be accepted in denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the column entitled "Aggregate Principal Amount Tendered." A newly issued certificate for the principal amount of Old Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes),

(iii) contain a statement that such holder is withdrawing its election to have such Old Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (v) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility from which the Old Notes were tendered, identify the principal amount of tendered Old Notes to be withdrawn, and specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes and otherwise comply with DTC's procedures. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Chesapeake, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described herein at any time prior to the business day prior to the Expiration Date.

     3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or any change whatsoever.

     If tendered Old Notes are registered in the name of the signer of the Letter of Transmittal and the New Notes to be issued in exchange therefor are to be issued (and any untendered Old Notes are to be reissued) in the name of the registered holder (including any participant in The Depository Trust Company (also referred to as a book-entry facility) whose name appears on a security listing as the owner of Old Notes), the signature of such signer need not be guaranteed. In any other case, the tendered Old Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to Chesapeake and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by an eligible guarantor institution which is a member of one of the following recognized signature guarantee programs (an "Eligible Institution"): (i) The Securities Transfer Agents Medallion Program (STAMP), (ii) The New York Stock Exchange Medallion Signature Program (MSF), or (iii) The Stock Exchange Medallion Program
(SEMP).

     If the New Notes or Old Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Old Notes, the signature in the Letter of Transmittal must be guaranteed by an Eligible Institution.

     Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     When this Letter of Transmittal is signed by the registered Holder or Holders of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of the Old Notes listed, such Old Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to Chesapeake and duly executed by the registered Holder or Holders, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Old Notes.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Chesapeake, proper evidence satisfactory to Chesapeake of their authority so to act must be submitted.

     4. TRANSFER TAXES. Chesapeake shall pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes, or Old Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     5. WAIVER OF CONDITIONS. Chesapeake reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     6. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering and other questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above and in the Prospectus.

     8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Old Notes will be resolved by Chesapeake, whose determination will be final and binding. Chesapeake reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of Chesapeake's counsel, be unlawful. Chesapeake also reserves the right to waive any irregularities or conditions of tender as to the particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of Chesapeake, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Chesapeake's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

     9. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

     10. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Old Notes which are accepted for exchange must provide Chesapeake (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If Chesapeake is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements; however, these holders still must submit the Substitute Form W-9. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. The Form must be signed, even if the holder is exempt from backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     Chesapeake reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.